UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 1, 2007

Date of Report

(Date of earliest event reported)

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

(Exact name of registrant as specified in charter)

Virginia	001-32709	54-0283385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6610 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-29(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

Reinsurance Agreement

Genworth Life and Annuity Insurance Company (“GLAIC”) and First Colony Life Insurance Company (“FCL”) entered into a Reinsurance Agreement on December 1, 2005 (the “Reinsurance Agreement”). This Reinsurance Agreement is terminated effective January 1, 2007 due to the merger of FCL into GLAIC effective January 1, 2007.

At the time of entry into the Reinsurance Agreement, GLAIC was an indirect wholly-owned subsidiary of Genworth Financial, Inc. (“Genworth”). FCL was also an indirect wholly-owned subsidiary of Genworth and an affiliate of GLAIC. On January 1, 2007, FCL merged into GLAIC pursuant to an Agreement and Plan of Merger between GLAIC and FCL. GLAIC is the surviving entity as a result of this merger. Consequently, the Reinsurance Agreement is dissolved effective the date of the merger.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 1, 2007, Federal Home Life Insurance Company (“FHL”) and FCL were merged into GLAIC, a stock life insurance company operating under a charter granted by the Commonwealth of Virginia, pursuant to approval received by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia. GLAIC is the surviving entity. Prior to the mergers, FHL and FCL were both stock life insurance companies operating under charters granted by the Commonwealth of Virginia and both were affiliates of GLAIC. Following the mergers, effective January 1, 2007, GLAIC transferred its ownership of American Mayflower Life Insurance Company of New York (“AML”) to Genworth Life Insurance Company of New York (“GLICNY”), an affiliate, in exchange for a non-majority ownership interest in GLICNY. Upon transfer, AML was merged into GLICNY, an affiliate of GLAIC. GLICNY, a stock life insurance company operating under a charter granted by the State of New York, is the surviving entity. These mergers are part of the continuing efforts of Genworth, our ultimate parent company, to simplify its operations, reduce its costs and build its brand.

This Current Report on Form 8-K should be read in conjunction with the Current Reports on Form 8-K filed with the Securities and Exchange Commission on July 7, 2006, August 11, 2006, November 9, 2006 and December 7, 2006.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(1)	Consolidated Financial Statements of Federal Home Life Insurance Company and Subsidiaries for the years ended December 31, 2005, 2004 and 2003.

(2)	Unaudited Condensed Consolidated Financial Statements of Federal Home Life Insurance Company and Subsidiaries for the nine months ended September 30, 2006 and 2005.

(b)	Unaudited Pro Forma Financial Information for the year ended December 31, 2005 and as of and for the nine months ended September 30, 2006 and 2005.

(d)	Exhibits.

Exhibit Number	Description
Exhibit 23	Consent of KPMG LLP

Exhibit 99.1	Consolidated Financial Statements of Federal Home Life Insurance Company and Subsidiaries for the years ended December 31, 2005, 2004 and 2003.

Exhibit 99.2	Unaudited Condensed Consolidated Financial Statements of Federal Home Life Insurance Company and Subsidiaries as of and for the nine months ended September 30, 2006 and 2005.

Exhibit 99.3	Unaudited Pro Forma Financial Information for the year ended December 31, 2005 and as of and for the nine months ended September 30, 2006 and 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

	By:	/s/ J. Kevin Helmintoller
Date: January 3, 2007		J. Kevin Helmintoller
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 23	Consent of KPMG LLP

Exhibit 99.1	Consolidated Financial Statements of Federal Home Life Insurance Company and Subsidiaries for the years ended December 31, 2005, 2004 and 2003.

Exhibit 99.2	Unaudited Condensed Consolidated Financial Statements of Federal Home Life Insurance Company and Subsidiaries as of and for the nine months ended September 30, 2006 and 2005.

Exhibit 99.3	Unaudited Pro Forma Financial Information for the year ended December 31, 2005 and as of and for the nine months ended September 30, 2006 and 2005.